Snap Interactive, Inc. (OTCQB: STVI)
FY 2015 Earnings Call & Business Update
March 14, 2016

Safe Harbor

This presentation is for discussion purposes only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to Snap Interactive, Inc. ("SNAP," "Snap Interactive" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as "may", "might", "will", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "optimistic", "potential", "future" or "continue," and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward-looking statements. In addition, there can be no assurance that actual results will meet expectations. Actual results could differ materially because of a number of factors, including, without limitation, factors such as:

- The Company's ability to generate and sustain increased revenue levels and achieve profitability in the future;
- The Company's ability to meet its current and future debt service obligations;
- The Company's ability to release new applications or improve upon existing applications and derive revenue therefrom;
- The Company's future growth and growth strategy;
- The Company's use of proceeds from a debt or equity financing;
- The Company's ability to anticipate and respond to changing trends and preferences;
- The Company's heavy reliance on a limited number of third party platforms to run the Company's applications;
- The intense competition in the online dating marketplace;
- The Company's reliance on its executive officers; and
- The success of new applications and application features on user engagement, user conversion and our results of operations.

The Company's actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

Agenda

- ✓ **SNAP Fiscal Year 2015 & Q4 Highlights**
- ✓ **SNAP Growth Strategy**
- ✓ **Industry Outlook**
- ✓ **Industry Commentary by Mark Brooks of Courtland Brooks**
- ✓ **Q&A Session**

FY 2015 & Q4 HIGHLIGHTS

2015: Year of Reinvention

- New CEO
- New Board of Directors
- New Strategy: Portfolio with User Database as Catalyst
- New Brand for Core Product
- New launch of Mobile Apps

Strategic Mandate: Commercialize The Database

- New Strategy: Grow with the user database as the catalyst
  - Portfolio: address fragmented market with multiple strong brands
  - Capital efficiency
- Immediate Priorities:
  - Rebranding of AYI to FirstMet
  - Reserve cash for rebranding
  - Cut expenses to improve profitabilty
  - Make mobile the top priority

SNAP INTERACTIVE

Rebranding AYI to FirstMet

- Rebrand completed March 3, 2016
- Why Rebrand?
  - Build a stronger brand foundation
  - Reduce cost of acquisition for new users
  - Reactivate inactive users


ayi is now...
FirstMet
FirstMet
Login
Happiness Meets Here
Join a community of 30+ million people!
Connect with Facebook
or sign up with email
App Store
Google play

Immediate Benefits of Rebranding: Reactivation

- In the first week since the FirstMet rebrand, a larger spike in reactivated users
- Have not yet commenced win-back campaign



Number of 30-Day-Inactive Users Reactivated via Unpaid Channels
Date of Rebrand
20,000
17,500
15,000
12,500
10,000
7,500
5,000
10/10
10/17
10/24
10/31
11/7
11/14
11/21
11/28
12/5
12/12
12/19
12/26
1/2
1/9
1/16
1/23
1/30
2/6
2/13
2/20
2/27
3/5
Reactivated daily
7-day moving average

Marketing Reductions and Managed Revenue Decline

- In anticipation of rebranding, reduced AYI advertising spend in Q3 and Q4
- As anticipated, revenue declined into Q4
  - 2015 Total Revenues were $12.0 million, down 11.3% from 2014
- Growth initiatives are expected to offset this effect in 2016



Revenues Compared to FirstMet/AYI Advertising Expense (in 1000s)
$4,000
$3,000
$2,000
$1,000
$0
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Subcription Revenue
Advertising Revenue
FirstMet/AYI Advertising Expense

Recent Turnaround in Bookings

- January represented the second consecutive month of growth in bookings
- Preliminary February figures indicate a potential third growth month



Subscription Bookings (in 1000s)
$900
$800
$700
$600
$774
$823
$851
Nov-15
Dec-15
Jan-16
Feb-16

Q4 2015 Gains in Advertising Revenue

- 61% improvement as compared to Q4 2014
- 10% improvement as compared to Q3 2015
- Gains came from additional ad placements and onboarding more advertisers



Advertising Revenue (in 1000s)
$160
$120
$80
$40
$0
$93
$57
$113
$135
$148
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

SNAP INTERACTIVE

Manage Expenses to Improve Profitability

- 2015 Adjusted EBDITA nearly breakeven, up $456 thousand over 2014
- Total expenses down 12.5% for the full year, down 17.5% quarterly year over year

FY 2015 vs. FY 2014


Adjusted EBITDA (in 1000s)
$-
$(200)
$(400)
$(600)
$(522)
$(66)
2014
2015


Total Expenses (in 1000s)
$20,000
$15,000
$10,000
$5,000
$-
$15,303
$13,421
2014
2015

Q4 2015 vs. Q4 2014


Adjusted EBITDA (in 1000s)
$120
$80
$40
$-
$1
$91
Q4 2014
Q4 2015


Total Expenses (in 1000s)
$4,000
$3,000
$2,000
$1,000
$-
$3,634
$3,001
Q4 2014
Q4 2015

SNAP INTERACTIVE

Cash Flow and Balances for Q4 2015

- Cash flow from operating activities approximately breakeven
- Cash and cash equivalents approximately level with Q3 at $2.1 million



Net Cash Provided by (Used In) Operating Activities (in 1000s)
$400
$0
($400)
($800)
($1,200)
$221
($1,053)
($394)
$260
($26)
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015



Cash and Cash Equivalents (in 1000s)
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,138
$2,328
$1,915
$2,151
$2,131
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

SNAP INTERACTIVE

Launch of New FirstMet Mobile Apps

- New apps launched in March 2016
- Intensive focus on mobile going forward
- All new technology makes improvements much easier


FirstMet
Connections
Matt, 34
Are You Interested?
Skip

SNAP's Mobile First Product, The Grade

- Q4 was strongest ever in user activity
- Approximately 53 million cumulative swipes as of March 2016
- Resources shifted to FirstMet


THE GRADE
A+
Lauren Urasek
Author of Popular
Brand Ambassador, The Grade


THE
GRADE
#NoMoreCreeps
A female-empowered matchmaking app seeking to create a more perfect dating experience through transparency and accountability.
TheGradeDating.com

GROWTH STRATEGY

SNAP Growth Strategy

Cultivate and expand the portfolio, building on the user database


AYI Rebrand
30mil. Users
New Product Intro
International
Mobile Emphasis

ayi is now...

FirstMet

Rebrand = Reactivation

- Aggressive win-back campaigns

Rebrand = Differentiation

- Cultivate 35+ market segment
- Potential for lower cost of acquisition

SNAP INTERACTIVE

SNAP Growth Strategy

Cultivate and expand the portfolio, building on the user database


30mil.
Users
AYI Rebrand
New Product Intro
International
Mobile Emphasis

Proposed New Product Introduction:

- Built on existing product platform
- Cross-sell from user database
- Expected launch Q3 2016

SNAP Growth Strategy

Cultivate and expand the portfolio, building on the user database



30mil. Users
AYI Rebrand
New Product Intro
International
Mobile Emphasis

International:

- All three FirstMet mobile platforms support translation
- Live in Spanish
- Evaluating Portuguese language translation in 2016

SNAP Growth Strategy

Cultivate and expand the portfolio, building on the user database


30mil. Users
AYI Rebrand
New Product Intro
International
Mobile Emphasis

Mobile Emphasis:

- All new FirstMet iPhone & Android apps
- Focus of product innovation will be on mobile
- Shifting marketing investment to mobile
- The Grade, our mobile first product, has reached approximately 53 million swipes

SNAP INTERACTIVE

INDUSTRY OUTLOOK

Industry Outlook: Dating Enters the Mainstream

- Entered the mainstream
  - Match Group IPO / venture investment / exits
  - Pew Attitudes
- Market penetration is up 36% since 2013[1]
  - Millennials up 170%
  - 55-64 up 100%
- 15% US market penetration[1] could grow by multiples

1. Source: Pew Research Center

Industry Outlook: Disruption + Fragmentation = Consolidation

- Tinder's popularity:
  - Introduced the Millennial generation to online dating
  - Has taken market share in the 25-35 segment
- Threat to traditional pay models overblown
  - Free services progress to paid over time
  - Popular free services PoF and OkCupid launched >10 years ago
- Fragmentation + disruption = consolidation

Non-GAAP Reconciliation: ADJUSTED EBITDA

Non-GAAP Financial Measures

Adjusted EBITDA is defined as net loss adjusted to exclude interest income (expense), net, depreciation and amortization expense, gain (loss) on change in fair value of derivative liabilities, loss on disposal of fixed assets and stock-based compensation expense. The Company presents Adjusted EBITDA because it is a key measure used by the Company's management and its Board of Directors to understand and evaluate the Company's core operating performance and trends, to develop short- and long-term operational plans, and to allocate resources to expand the Company's business. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of the cash operating income generated by the Company's business. The Company believes that Adjusted EBITDA is useful to investors and others to understand and evaluate the Company's operating results and it allows for a more meaningful comparison between the Company's performance and that of competitors. Management uses these non-GAAP financial measures internally in analyzing the Company's financial results to assess operational performance and to determine the Company's future capital requirements. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.

Some limitations of Adjusted EBITDA as a financial measure include that:

- Adjusted EBITDA does not (i) reflect cash capital expenditure requirements for assets underlying depreciation and amortization expense that may need to be replaced or for new capital expenditures; (ii) reflect the Company's working capital requirements; (iii) consider the potentially dilutive impact of stock-based compensation; (iv) reflect interest expense or interest payments on our outstanding indebtedness; and (v) reflect the change in fair value of warrants; and
- Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or choose not to calculate Adjusted EBITDA at all, which reduces its usefulness as a comparative measure.

Because of these limitations, you should consider this non-GAAP financial information along with other financial performance measures reported in our filings with the Securities and Exchange Commission, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP.

The following unaudited table presents a reconciliation of net loss, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended December 31, 2015 and 2014 and the twelve months ended December 31, 2015:

	Three Months Ended		Twelve Months Ended	
	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Reconciliation of Net Income (Loss) to Adjusted EBITDA:				
Net loss	$ (359,041)	$ (247,553)	$ (1,297,852)	$ (1,657,877)
Interest expense (income), net	437,953	15,763	1,538,319	30,900
Other expense	-	-	-	-
Depreciation and amortization expense	35,577	51,534	167,161	181,675
Loss on disposal of fixed assets	-	-	79,628	-
Loss (gain) on change in fair value of warrants	(360,000)	(70,275)	(1,640,000)	(117,125)
Stock compensation expense	336,700	251,500	1,086,430	1,040,585
Adjusted EBITDA	**$ 91,189**	**$ 969**	**$ (66,314)**	**$ (521,842)**

SNAP INTERACTIVE

Non-GAAP Reconciliation: BOOKINGS

Non-GAAP Financial Measures

Bookings is a financial measure representing the aggregate dollar value of subscription fees and micro-transactions received during the period but is not a financial measure that is calculated and presented in accordance with GAAP. We calculate bookings as subscription revenue recognized during the period plus the change in deferred subscription revenue recognized during the period. We record subscription revenue from subscription fees and micro-transactions as deferred subscription revenue and then recognize that revenue ratably over the length of the subscription term. Our management uses bookings internally in analyzing our financial results to assess operational performance and to assess the effectiveness of, and plan future, user acquisition campaigns. We believe that this non-GAAP financial measure is useful in evaluating our business because we believe, as compared to subscription revenue, it is a better indicator of the subscription activity in a given period. We believe that both management and investors benefit from referring to bookings in assessing our performance and when planning, forecasting and analyzing future periods.

Some limitations of bookings as a financial measure include that:

- bookings does not reflect that we recognize subscription revenue from subscription fees and micro-transactions over the length of the subscription term or a two-month period, respectively; and
- other companies, including companies in our industry, may calculate bookings differently or choose not to calculate bookings at all, which reduces its usefulness as a comparative measure.

While the factors that affect bookings and subscription revenue are generally the same, certain factors may affect subscription revenue more or less than such factors affect bookings in any period. While we believe that bookings is useful in evaluating our business, it should be considered as supplemental in nature and it is not meant to be a substitute for subscription revenue recognized in accordance with GAAP.

The following unaudited table presents a reconciliation of subscription revenue to bookings for the three months ended December 31, 2015 and 2014, the twelve months ended December 31, 2015 and 2014, and the month ended November, December and January 2015:

	Three Months Ended December 31,		For the Years Ended December 31,		Months Ended		
	2015	2014	2015	2014	November 2015	December 2015	January 2016
Reconciliation of Subscription Revenue to Bookings							
Subscription revenue	$ 2,571,374	$ 3,239,666	$ 11,568,273	$ 12,769,012	$ 844,268	$ 866,165	$ 865,896
Change in deferred subscription revenue	(149,484)	(149,014)	(446,213)	125,304	(70,620)	(43,639)	(15,276
Bookings	**$ 2,421,890**	**$ 3,090,652**	**$ 11,122,060**	**$ 12,894,316**	**$ 773,648**	**$ 822,526**	**$ 850,620**

SNAP INTERACTIVE

Snap Interactive, Inc. (OTCQB: STVI)
FY 2015 Earnings Call & Business Update
March 14, 2016

Mark Brooks:
Commentary on the Interactive Dating Industry

Courtland Brooks

Mobile vs Desktop Traffic



Worldwide
Desktop
Mobile
100%
80%
60%
40%
20%
0%
2009
2010
2011
2012
2013
2014
2015
2016

StatCounter, Jan 2016

Mobile vs Desktop Traffic



India
Desktop
Mobile
100%
80%
60%
40%
20%
0%
2009
2010
2011
2012
2013
2014
2015
2016

StatCounter, Jan 2016

Courtland Brooks

Mobile vs Desktop Traffic


North America
Desktop
Mobile
100%
80%
60%
40%
20%
0%
2009
2010
2011
2012
2013
2014
2015
2016

StatCounter, Jan 2016

Dating Visitors By **Access Method** (US, %)



Desktop
Mobile
65%
59%
50%
50%
40%
44%
33%
27%
35%
41%
60%
56%
67%
73%
Jul 2013
Nov 2013
Feb 2014
Jul 2014
Nov 2014
Jul 2015
Nov 2015

comScore, Nov 2015

*"We match people based on **who they tell us they are**, and on **what they say they want**.*

But they often fib, and don't really know what they want.

*We have to observe **behavior** to know who they really are, and what they really want."*

Mark Brooks
Courtland Brooks

Mark Brooks:
Commentary on the Interactive Dating Industry

Courtland Brooks

QUESTIONS & ANSWERS